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                                                                   EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT

  We consent to the use of our report included in this Registration Statement of Restoration Hardware, Inc. on Form S-1 of our report dated April 16, 1998 for Michael's Concepts in Wood, Inc., appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche llp

San Francisco, California
April 24, 1998